UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

AUGUST 31, 2006

Annual Report
to Shareholders

DWS New York Tax-Free
Income Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06
DWS New York Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.94%	4.32%	4.05%	5.28%
Class B	2.29%	3.63%	3.30%	4.48%
Class C	2.22%	3.57%	3.26%	4.47%
Lehman Brothers Municipal Bond Index+	3.03%	5.14%	4.95%	5.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/06	$ 10.92	$ 10.93	$ 10.91
8/31/05	$ 11.05	$ 11.07	$ 11.05
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .43	$ .36	$ .36
Capital Gains as of 8/31/06	$ .02	$ .02	$ .02
August Income Dividend	$ .0357	$ .0294	$ .0287
SEC 30-day Yield as of 8/31/06++	3.13%	2.60%	2.53%
Tax Equivalent Yield as of 8/31/06++	5.22%	4.33%	4.22%
Current Annualized Distribution Rate (based on Net Asset Value) as of 8/31/06++	3.85%	3.17%	3.10%

++ The SEC yield is net investment income per share earned over the month ended August 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.35% and 2.41% for Class B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2006. In addition, the current annualized distribution rates would have been 2.92% and 2.98% for Class B and C shares, respectively, had certain expenses not been reduced. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — New York Municipal Debt Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	104	23
3-Year	57	of	103	54
5-Year	47	of	90	52
10-Year	31	of	66	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS New York Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06
DWS New York Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,831	$10,842	$11,645	$15,978
	Average annual total return	-1.69%	2.73%	3.09%	4.80%
Class B	Growth of $10,000	$9,933	$10,930	$11,663	$15,497
	Average annual total return	-.67%	3.01%	3.12%	4.48%
Class C	Growth of $10,000	$10,222	$11,109	$11,743	$15,483
	Average annual total return	2.22%	3.57%	3.26%	4.47%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,303	$11,621	$12,734	$17,872
	Average annual total return	3.03%	5.14%	4.95%	5.98%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the Life of Class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 8/31/06
DWS New York Tax-Free Income Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	3.14%	4.51%	4.23%	4.79%
Lehman Brothers Municipal Bond Index+	3.03%	5.14%	4.95%	5.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/06	$ 10.91
8/31/05	$ 11.05
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .45
Capital Gains as of 8/31/06	$ .02
August Income Dividend	$ .0370
SEC 30-day Yield as of 8/31/06++	3.42%
Tax Equivalent Yield as of 8/31/06++	5.70%
Current Annualized Distribution Rate as of 8/31/06++	3.99%

++ The SEC yield is net investment income per share earned over the month ended August 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — New York Municipal Debt Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	104	19
3-Year	49	of	103	48
5-Year	36	of	90	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS New York Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 8/31/06
DWS New York Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,314	$11,416	$12,300	$12,761
	Average annual total return	3.14%	4.51%	4.23%	4.79%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,303	$11,621	$12,734	$13,136
	Average annual total return	3.03%	5.14%	4.95%	5.42%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,018.10	$ 1,013.90	$ 1,013.50	$ 1,018.20
Expenses Paid per $1,000*	$ 4.22	$ 7.56	$ 7.92	$ 3.31
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,021.02	$ 1,017.69	$ 1,017.34	$ 1,021.93
Expenses Paid per $1,000*	$ 4.23	$ 7.58	$ 7.93	$ 3.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS New York Tax-Free Income Fund	.83%	1.49%	1.56%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS New York Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS New York Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 29 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 19 years of investment industry experience.

BA, Duke University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 2004.

Over 15 years of investment industry experience.

BS, Pennsylvania State University; MS, Boston College.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of DWS New York Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the annual period ended August 31, 2006?

A: Over the period, both the taxable and municipal bond markets provided modest results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 3.03% for the 12-month period ended August 31, 2006.1 This compared favorably with the broad taxable bond market, which returned 1.71% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between the supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Toward the end of 2005, municipal supply began to ease as higher interest rates dampened refunding activity, and this trend has prevailed so far in 2006. On the demand side, interest from institutional investors such as insurance companies remained strong. Mutual funds also provided support, and purchases by retail investors increased as municipal yields rose.

The biggest influence on the market's performance over the period was a rising interest rate environment. During the period, the Fed increased the fed funds rate, a benchmark short-term lending rate, on seven separate occasions in increments of 0.25%, to its current level of 5.25%. Yields on shorter-term bonds rose along with the Fed's tightening. Long-term interest rates rose as well, although to a lesser degree as expectations for inflation remained for the most part in check. Since a bond's yield moves in the opposite direction of its price, this meant that prices of bonds generally fell.

The overall result of sharply rising short-term yields and more modest increases in long-term yields was that the tax-free yield curve flattened over the period.3 On the municipal bond curve, yields on two-year issues increased by 62 basis points while bonds with 30-year maturities experienced a yield increase of just 3 basis points, resulting in a total flattening of 59 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the period continued to be in the direction of ratings upgrades, and returns were generally highest among lower-quality issues.

Municipal Bond Yield Curve (as of 8/31/05 and 8/31/06)

Source: Municipal Market Data as of August 31, 2006. For illustrative purposes only; not meant to represent the performance of any DWS product.

Q: How did DWS New York Tax-Free Income Fund perform for the annual period ended August 31, 2006?

A: DWS New York Tax-Free Income Fund posted a positive return for the period of 2.94% (Class A shares, unadjusted for sales charges, which would reduce performance if included). This return compares to 3.03% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund bested the 2.65% average of its peer group, the Lipper New York Debt Funds category.4 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper New York Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in New York city and state. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper New York Debt Funds category. It is not possible to invest in a Lipper category. This category average was 2.65% (104), 4.15% (90) and 5.19% (66) for the 1-, 5- and 10-year periods, respectively, as of August 31, 2006.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we make judgments about which maturities present the most attractive opportunities. Along these lines, we generally minimized exposure to long-term bonds during the period, as we did not believe they provided a favorable risk/reward profile. Given the flattening of the yield curve that has occurred, we do not view the modest income advantage currently offered by long-term issues as attractive. We are currently emphasizing bonds with maturities in the 10-15 year range and that are priced to a call. This positioning reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal market. The fund's moderate exposure to lower-quality sectors during the period helped, as this area of the market performed well and our security selection within it proved beneficial.

During the period, the fund used leverage and hedging strategies to take advantage of shifts in the relative attractiveness of the municipal and taxable bond markets. In particular, the fund utilized instruments known as LIBOR (London Inter Bank Offering Rate) swaps, which allowed us to benefit from the outperformance of the municipal market versus taxable bonds. In addition, for much of the period we had significant exposure to inverse floaters, debt instruments with coupon rates that move in the opposite direction of short term interest rates. We also used hedging to limit the impact of rising interest rates on positions that we believed were vulnerable given the yield curve's flattening trend.

Q: What is your current assessment of the New York municipal bond market?

A: New York State has a broad-based and deep economy, and conditions continued to show improvement during the fund's fiscal period, driven primarily by New York City, Long Island and the Hudson River Valley. A near-term slowing of growth is possible in view of the prevailing higher interest rates and expected slowing of corporate profit growth nationally. However, conservative budget management has allowed the state to benefit from recent economic strength, as evidenced by consistent surpluses despite a difficult and lengthy annual budget process. These positive economic and fiscal trends have resulted in stable or improved ratings of New York's general obligation debt, which is backed by the full taxing power of the state. The state's bonds continue to be rated AA by Standard & Poor's Corporation and were upgraded in December 2005 from A1 to Aa3 by Moody's Investors Service, Inc. In addition, New York City's debt continues to be rated at its highest levels ever by both Standard & Poor's and Moody's, AA- and A1, respectively. The improving fundamentals were reflected in the upgrading of three large New York credits from "AA" to "AAA" during the fiscal period. We believe that the condition of the state's economy and overall fiscal health is stable.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past Performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	8/31/06	8/31/05

Revenue Bonds	71%	69%
US Government Secured	14%	18%
General Obligation Bonds	15%	13%
	100%	100%
Quality	8/31/06	8/31/05

AAA	68%	64%
AA	10%	10%
A	13%	16%
BBB	2%	—
BB	2%	2%
B	1%	—
Not Rated	4%	8%
	100%	100%
Effective Maturity	8/31/06	8/31/05

1-9.99 years	89%	76%
10-20 years	11%	23%
Greater than 20 years	—	1%
	100%	100%
Interest Rate Sensitivity	8/31/06	8/31/05

Average Maturity	5.8 years	7.7 years
Duration	6.0 years	6.0 years

Weighted average effective maturity: 5.83 years and 6.78 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2006

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.0%
New York 83.6%
Albany County, NY, Airport Revenue:
AMT, 5.375%, 12/15/2017 (a)	1,000,000	1,036,240
AMT, 5.5%, 12/15/2019 (a)	1,000,000	1,038,820
Albany, NY, Other General Obligation, 7.0%, 1/15/2008 (a)	10,000	10,028
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,205,041
Buffalo, NY, Core City General Obligation, Series A, 5.375%, 2/1/2016 (a)	1,020,000	1,090,625
Buffalo, NY, Other General Obligation, School Improvement, Series D, 5.5%, 12/15/2015 (a)	1,000,000	1,087,740
Chautauqua County, NY, County General Obligation:
ETM, 7.3%, 4/1/2008 (a)	575,000	608,212
ETM, 7.3%, 4/1/2009 (a)	575,000	628,274
Clifton Park, NY, Industrial Development Agency, Multifamily Housing Revenue, Coburg Village Project, 3.39%*, 5/1/2031	1,200,000	1,200,000
Erie County, NY, County General Obligation, Public Improvement, 6.125%, 1/15/2012 (a)	590,000	664,051
Erie County, NY, Public Improvements, Series A, 5.0%, 12/1/2017 (a)	2,615,000	2,839,602
Long Island, NY, Electric System Revenue, Power Authority:
Zero Coupon, 6/1/2012 (a)	10,000,000	8,082,400
Zero Coupon, 6/1/2014 (a)	2,115,000	1,569,415
Series D, 5.0%, 9/1/2017 (a)	2,000,000	2,178,140
Series C, 5.5%, 9/1/2021	1,250,000	1,354,762
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2013 (a)	1,050,000	1,188,915
6.0%, 3/1/2014 (a)	1,040,000	1,191,601
6.0%, 3/1/2015 (a)	1,250,000	1,453,587
6.0%, 3/1/2017 (a)	1,410,000	1,636,982
6.0%, 3/1/2018 (a)	1,130,000	1,345,333
Montgomery, NY, School District General Obligation, Valley Central School District, 7.15%, 6/15/2008 (a)	625,000	663,062
Nassau County, NY, Sewer & Storm Water Finance Authority System Revenue, Series B, 5.0%, 10/1/2023 (a)	500,000	527,685
New York, County General Obligation Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,680,246
New York, Higher Education Revenue, Dormitory Authority:
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	236,225
Series C, 7.375%, 5/15/2010	615,000	657,546
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	362,492
Series B, 7.5%, 5/15/2011	440,000	489,755
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (a)	900,000	1,026,693
6.0%, 7/1/2021 (a)	850,000	1,004,215
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,083,510
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (a)	430,000	431,247
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (a)	1,375,000	1,457,129
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (a)	1,000,000	1,080,780
Series A, 5.75%, 7/1/2027 (a)	3,000,000	3,587,520
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (a)	5,000	5,390
6.5%, 7/1/2011 (a)	760,000	855,669
6.5%, 7/1/2012 (a)	500,000	573,525
New York, Higher Education Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (a)	1,000,000	1,073,460
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	4,887,360
5.5%, 1/1/2017	4,890,000	5,446,384
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (a)	1,825,000	1,916,797
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023 (a)	3,000,000	3,477,000
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	200,000	222,806
New York, Jay Street Development Corp., Centers Facility Lease Revenue, Series A-3, 3.35%*, 5/1/2022, Depfa Bank PLC (b)	1,400,000	1,400,000
New York, Metropolitan Transportation Authority Revenue, Series F, 5.25%, 11/15/2027 (a)	1,200,000	1,283,676
New York, Multi-Family Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	95,000	96,469
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016 (a)	1,185,000	1,314,663
Series C, 5.5%, 4/1/2017	6,000,000	6,747,540
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016 (a)	2,000,000	2,217,020
New York, Sales Tax Asset Receivable Corp.:
Series A, 5.0%, 10/15/2026 (a)	5,000,000	5,295,600
Series A, 5.0%, 10/15/2029 (a)	5,000,000	5,263,850
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016 (a)	1,100,000	1,225,422
Series A, 5.75%, 7/1/2009 (a)	1,000,000	1,045,230
Series A, 5.75%, 7/1/2013 (a)	4,100,000	4,457,110
5.75%, 7/1/2018 (a)	2,250,000	2,566,125
New York, State Agency General Obligation Lease, Dormitory Authority, State University Educational Facilities, Prerefunded, 5.25%, 5/15/2018 (a)	3,000,000	3,203,940
New York, State Agency Revenue Lease, Urban Development Corp., Correctional Facilities:
Series B, 5.25%, 1/1/2013 (a)	1,700,000	1,781,889
Series A, 5.5%, 1/1/2014 (a)	2,000,000	2,219,100
New York, State Dormitory Authority Revenue:
Series A-1, 5.0%, 8/15/2025 (a)	2,175,000	2,289,340
Series A, 5.25%, 2/15/2014 (a)	4,280,000	4,662,161
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023 (a)	3,000,000	3,171,840
New York, State Dormitory Authority Revenue, Personal Income Tax, Series A, 5.375%, 3/15/2020	3,000,000	3,306,840
New York, State Dormitory Authority Revenues, Columbia University:
Series B, 5.0%, 7/1/2015	5,790,000	6,363,905
Series A, 5.25%, 7/1/2016	3,265,000	3,663,069
New York, State Dormitory Authority Revenues, Mental Health Services Facilities Improvement, Series D, 5.0%, 8/15/2018 (a)	3,120,000	3,348,634
New York, State Dormitory Authority Revenues, Park Ridge Hospital, Inc., 3.41%*, 7/1/2029, JPMorgan Chase Bank (b)	1,475,000	1,475,000
New York, State General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2018 (a)	2,000,000	2,268,820
Series D, ETM, 7.0%, 7/1/2009	945,000	997,202
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016 (a)	90,000	106,483
New York, State General Obligation Lease, Dormitory Authority, State University Educational Facilities:
Series B, 5.375%, 7/1/2019	1,980,000	2,096,325
5.875%, 5/15/2017 (a)	2,325,000	2,707,625
New York, State General Obligation Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	3,694,569
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,491,944
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	6,000,000	6,525,540
New York, State Housing Finance Agency Revenue, East 39th Street Housing, Series A, AMT, 3.46%*, 11/15/2031	700,000	700,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 3.43%*, 11/1/2028 (a)	800,000	800,000
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing, Series A, 5.0%, 9/15/2030 (a)	4,000,000	4,196,800
New York, State Thruway Authority Highway & Bridge Trust Fund:
Series B, 5.0%, 4/1/2017 (a)	5,000,000	5,423,100
Series B, 5.0%, 4/1/2021 (a)	10,000,000	10,696,000
New York, State Thruway Authority, Service Contract Revenue, 5.25%, 4/1/2013	970,000	998,295
New York, State Urban Development Corp. Revenue, Personal Income Tax, Series A-1, 5.0%, 12/15/2021 (a)	5,000,000	5,354,400
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	5,000,000	5,437,950
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority:
Series B, 5.0%, 11/15/2021	6,000,000	6,306,960
Series A, 5.25%, 1/1/2018	2,000,000	2,142,200
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series Q, ETM, 5.125%, 7/1/2012 (a)	5,000,000	5,109,500
Series C, Prerefunded, 5.125%, 7/1/2013 (a)	4,000,000	4,313,843
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, 6.125%, 1/1/2021	7,205,000	8,783,760
New York, Triborough Bridge & Tunnel Authority Revenue, Series B-3, 3.41%*, 1/1/2032	500,000	500,000
New York, Urban Development Corp. Revenue, Community Enhancement Facilities, Prerefunded, 5.125%, 4/1/2016 (a)	2,525,000	2,648,826
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (a)	3,695,000	4,174,168
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,328,728
Series C, 5.25%, 6/15/2015	5,330,000	5,691,854
Series B, 5.25%, 6/15/2016	6,000,000	6,462,480
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	90,000	90,209
New York and New Jersey, Port Authority Revenue, Special Obligation, AMT, Series 4, 7.0%, 10/1/2007	600,000	609,312
New York and New Jersey, Port Authority, One Hundred Fortieth, 5.0%, 12/1/2020 (a)	5,180,000	5,581,657
New York City, NY, Housing Development Corp. Revenue, NYC Housing Authority Project, Series A, 5.0%, 7/1/2025 (a)	2,100,000	2,228,373
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,128,200
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	3,500,000	4,060,525
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series C, 5.0%, 5/1/2017	4,000,000	4,163,040
New York City, NY, Transitional Finance Authority, NYC Recovery, Series 1-A, 3.4%*, 11/1/2022	1,130,000	1,130,000
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (a)	710,000	719,940
New York, NY, Core City General Obligation, Series D, 5.25%, 2/1/2021 (a)	4,000,000	4,316,760
New York, NY, Core City General Obligation, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	1,190,000	1,285,759
New York, NY, Core City General Obligation, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,611,870
New York, NY, General Obligation:
Series J-1, 5.0%, 6/1/2018	3,000,000	3,213,780
Series I, 5.0%, 8/1/2021	2,500,000	2,625,700
Series D, 5.0%, 11/1/2023	5,000,000	5,247,400
Series H, Prerefunded, 5.125%, 8/1/2018 (a)	175,000	181,886
Series H, 5.125%, 8/1/2018 (a)	3,230,000	3,345,020
Series C-1, 5.25%, 8/15/2018	3,525,000	3,801,712
Series I, Prerefunded, 6.0%, 4/15/2009	1,445,000	1,481,631
Series H, Prerefunded, 6.0%, 8/1/2014	2,345,000	2,421,400
Series H, 6.0%, 8/1/2014	155,000	159,563
Series A, 6.25%, 8/1/2009	2,210,000	2,247,504
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	2,247,500
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater Project:
5.8%, 8/1/2016	965,000	990,379
5.85%, 8/1/2008	600,000	615,936
New York, NY, Transportation/Tolls Revenue, Thruway Authority, Series A, 5.0%, 3/15/2021 (a) (c)	2,000,000	2,128,600
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	3,254,450
Niagara County, NY, General Obligation, 7.1%, 2/15/2011 (a)	500,000	570,840
Niagara County, NY, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%*, 11/15/2024	3,760,000	3,923,861
Niagara Falls, NY, Other General Obligation, Water Treatment Plant, AMT:
7.25%, 11/1/2011 (a)	215,000	249,505
8.5%, 11/1/2006 (a)	1,240,000	1,249,833
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (a) (c)	10,720,000	11,574,920
North Babylon, NY, School District General Obligation, Unified Free School District, 5.25%, 1/15/2016 (a)	1,605,000	1,707,768
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (a)	500,000	547,100
5.5%, 4/1/2014 (a)	1,000,000	1,102,400
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	2,000,000	2,045,060
5.7%, 1/1/2028	3,250,000	3,308,597
Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, Hawthorne Ridge Project, 3.36%*, 10/30/2035, Citizens Bank NA (b)	500,000	500,000
Shenendehowa, NY, School District General Obligation, Central School District, Clifton Park:
6.85%, 6/15/2008 (a)	350,000	370,391
6.85%, 6/15/2009 (a)	350,000	381,273
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.:
Series B, Zero Coupon, 1/15/2007 (a)	650,000	641,537
Series B, Zero Coupon, 7/15/2007 (a)	650,000	630,299
Series B, Zero Coupon, 1/15/2008 (a)	750,000	714,022
		329,917,571
Puerto Rico 8.6%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,570,666
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue:
Series K, 5.0%, 7/1/2017	2,000,000	2,119,220
Series AA, 5.5%, 7/1/2016 (a)	2,410,000	2,737,061
Series AA, 5.5%, 7/1/2017 (a)	4,000,000	4,551,400
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.5%, 7/1/2017 (a)	6,000,000	6,827,100
Puerto Rico, Electric Power Authority Revenue, 6.0%, 7/1/2012 (a)	4,020,000	4,517,716
Puerto Rico, Municipal Finance Agency, Series A, 5.25%, 8/1/2024	2,500,000	2,663,775
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority, Series Z, 6.0%, 7/1/2018 (a)	2,750,000	3,274,315
Puerto Rico, State General Obligation, Public Improvements, 5.5%, 7/1/2013 (a)	5,000,000	5,556,300
		33,817,553
Virgin Islands 0.8%
Virgin Islands, State Agency General Obligation, Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,073,800
Total Municipal Bonds and Notes (Cost $345,836,091)		366,808,924

Municipal Inverse Floating Rate Notes 5.9%
New York 4.8%
New York, Senior Care Revenue, Dormitory Authority, Series 310, 144A, 8.34%, 2/15/2010, Leverage Factor at purchase date: 2 to 1 (a)	1,110,000	1,433,553
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series 1071-1, 144A, 6.35%, 4/1/2013, Leverage Factor at purchase date: 3 to 1 (a)	5,000,000	5,765,250
New York, Transportation/Tolls Revenue, Securities Trust Certificates, 144A, 7.38%, 11/15/2017, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	5,969,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, RITES-PA 838, 144A, 7.361%, 12/15/2009, Leverage Factor at purchase date: 2 to 1	5,000,000	5,853,350
		19,021,153
Puerto Rico 1.1%
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 944B, 144A, 7.42%, 7/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	3,375,000	4,415,073
Total Municipal Inverse Floating Rate Notes (Cost $21,582,301)		23,436,226
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $367,418,392)+	98.9	390,245,150
Other Assets and Liabilities, Net	1.1	4,404,995
Net Assets	100.0	394,650,145

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2006.

+ The cost for federal income tax purposes was $366,950,235. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $23,294,915. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,445,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $151,024.

(a) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	15.4
Financial Guaranty Insurance Company	15.3
Financial Security Assurance Inc.	10.6
MBIA Corporation	15.8

(b) Security incorporates a letter of credit from a major bank.

(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At August 31, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
8/22/2006 2/22/2027	9,750,000[1]	Fixed — 4.152%	Floating — BMA	(53,294)
8/22/2006 2/22/2027	2,000,000[1]	Fixed — 5.466%	Floating — LIBOR	(15,743)
Total net unrealized depreciation on open interest rate swaps				(69,037)
Counterparties: [1] JPMorgan Chase, Inc.

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006
Assets
Investments in securities, at value (cost $367,418,392)	$ 390,245,150
Receivable for investments sold	630,000
Interest receivable	4,633,330
Receivable for Fund shares sold	174
Other assets	21,281
Total assets	395,529,935
Liabilities
Due to custodian bank	155,581
Dividends payable	168,343
Payable for Fund shares redeemed	171,308
Net unrealized depreciation on interest rate swaps	69,037
Accrued management fee	184,381
Other accrued expenses and payables	131,140
Total liabilities	879,790
Net assets, at value	$ 394,650,145
Net Assets
Net assets consist of: Distributions in excess of net investment income	(23,627)
Net unrealized appreciation (depreciation) on: Investments	22,826,758
Interest rate swaps	(69,037)
Accumulated net realized gain (loss)	2,293,800
Paid-in capital	369,622,251
Net assets, at value	$ 394,650,145

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price(a) per share ($137,002,948 ÷ 12,549,039 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.92
Maximum offering price per share (100 ÷ 95.50 of $10.92)	$ 11.43

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,921,311 ÷ 450,065 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.93

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,185,405 ÷ 566,697 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.91
Class S Net Asset Value, offering and redemption price(a) per share ($246,540,481 ÷ 22,588,908 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2006
Investment Income
Income: Interest	$ 17,426,965
Expenses: Management fee	1,941,544
Distribution service fees	367,898
Services to shareholders	204,049
Custodian fees	16,115
Auditing	50,429
Legal	15,817
Trustees' fees and expenses	28,167
Reports to shareholders	41,564
Registration fees	46,247
Other	55,147
Total expenses before expense reductions	2,766,977
Expense reductions	(35,685)
Total expenses after expense reductions	2,731,292
Net investment income (loss)	14,695,673
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(149,354)
Interest rate swaps	2,492,537
2,343,183
Net unrealized appreciation (depreciation) during the period on: Investments	(6,048,025)
Interest rate swaps	782,016
(5,266,009)
Net gain (loss) on investment transactions	(2,922,826)
Net increase (decrease) in net assets resulting from operations	$ 11,772,847

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 14,695,673	$ 14,659,207
Net realized gain (loss) on investment transactions	2,343,183	3,414,097
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,266,009)	(3,355,982)
Net increase (decrease) in net assets resulting from operations	11,772,847	14,717,322
Distributions to shareholders from: Net investment income: Class A	(5,662,052)	(6,209,926)
Class B	(186,473)	(269,512)
Class C	(203,421)	(174,631)
Class S	(8,593,967)	(7,977,667)
Net realized gains: Class A	(266,070)	—
Class B	(10,597)	—
Class C	(11,338)	—
Class S	(343,912)	—
Fund share transactions: Proceeds from shares sold	94,656,768	18,838,925
Reinvestment of distributions	9,534,134	9,683,229
Cost of shares redeemed	(55,123,893)	(42,036,071)
Redemption fees	118	7
Net increase (decrease) in net assets from Fund share transactions	49,067,127	(13,513,910)
Increase (decrease) in net assets	45,562,144	(13,428,324)
Net assets at beginning of period	349,088,001	362,516,325
Net assets at end of period (including distributions in excess of net investment income of $23,627 and $29,713, respectively)	$ 394,650,145	$ 349,088,001

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.05	$ 10.88	$ 11.12	$ 11.03
Income (loss) from investment operations: Net investment income	.44	.44	.46	.46	.47
Net realized and unrealized gain (loss) on investment transactions	(.12)	.00*	.17	(.24)	.09
Total from investment operations	.32	.44	.63	.22	.56
Less distributions from: Net investment income	(.43)	(.44)	(.46)	(.46)	(.47)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.45)	(.44)	(.46)	(.46)	(.47)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 10.92	$ 11.05	$ 11.05	$ 10.88	$ 11.12
Total Return (%)[a]	2.94	4.18	5.86	1.99	5.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137	150	159	169	183
Ratio of expenses (%)	.85	.88	.87	.85	.85
Ratio of net investment income (%)	4.00	4.01	4.16	4.18	4.36
Portfolio turnover rate (%)	55	53	21	24	24
[a] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class B Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.07	$ 10.90	$ 11.13	$ 11.04
Income (loss) from investment operations: Net investment income	.37	.37	.39	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.13)	.00*	.17	(.23)	.09
Total from investment operations	.24	.37	.56	.14	.47
Less distributions from: Net investment income	(.36)	(.37)	(.39)	(.37)	(.38)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.38)	(.37)	(.39)	(.37)	(.38)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 10.93	$ 11.07	$ 11.07	$ 10.90	$ 11.13
Total Return (%)[a]	2.29[b]	3.44[b]	5.18[b]	1.22	4.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	9	10	12
Ratio of expenses before expense reductions (%)	1.74	1.73	1.71	1.71	1.71
Ratio of expenses after expense reductions (%)	1.49	1.49	1.51	1.71	1.71
Ratio of net investment income (%)	3.36	3.40	3.52	3.32	3.51
Portfolio turnover rate (%)	55	53	21	24	24
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class C Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.05	$ 10.88	$ 11.11	$ 11.02
Income (loss) from investment operations: Net investment income	.36	.37	.38	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.12)	.00*	.17	(.23)	.09
Total from investment operations	.24	.37	.55	.14	.47
Less distributions from: Net investment income	(.36)	(.37)	(.38)	(.37)	(.38)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.38)	(.37)	(.38)	(.37)	(.38)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 10.91	$ 11.05	$ 11.05	$ 10.88	$ 11.11
Total Return (%)[a]	2.22[b]	3.38[b]	5.12[b]	1.24	4.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	5	5	5
Ratio of expenses before expense reductions (%)	1.68	1.68	1.67	1.68	1.69
Ratio of expenses after expense reductions (%)	1.56	1.56	1.56	1.68	1.69
Ratio of net investment income (%)	3.29	3.33	3.47	3.35	3.53
Portfolio turnover rate (%)	55	53	21	24	24
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.05	$ 10.88	$ 11.12	$ 11.03
Income (loss) from investment operations: Net investment income	.46	.46	.48	.48	.49
Net realized and unrealized gain (loss) on investment transactions	(.13)	.00*	.18	(.24)	.08
Total from investment operations	.33	.46	.66	.24	.57
Less distributions from: Net investment income	(.45)	(.46)	(.49)	(.48)	(.48)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.47)	(.46)	(.49)	(.48)	(.48)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 10.91	$ 11.05	$ 11.05	$ 10.88	$ 11.12
Total Return (%)	3.14	4.30	6.12	2.15	5.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	187	190	182	191
Ratio of expenses (%)	.66	.67	.65	.70	.69
Ratio of net investment income (%)	4.19	4.22	4.38	4.33	4.53
Portfolio turnover rate (%)	55	53	21	24	24
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS New York Tax-Free Income Fund (formerly Scudder New York Tax-Free Income Fund) (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (formerly Scudder New York Tax-Free Income Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid quotation or evaluated prices obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2006 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 147,532
Undistributed taxable income*	$ 1,827,209
Undistributed net long-term capital gains	$ 310,178
Net unrealized appreciation on investments	$ 23,294,915

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from tax-exempt income	$ 14,645,913	$ 14,631,736
Distributions from long-term capital gains	$ 631,917	$ —

* For tax purposes short-term capital gains distributions are considered taxable income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $234,366,829 and $195,690,763, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The Fund pays a monthly investment management agreement fee, computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	0.55%
Next $750 million of such net assets	0.52%
Next $1.5 billion of such net assets	0.50%
Next $2.5 billion of such net assets	0.48%
Next $2.5 billion of such net assets	0.45%
Next $2.5 billion of such net assets	0.43%
Next $2.5 billion of such net assets	0.41%
Over $12.5 billion of such net assets	0.40%

Accordingly, for the year ended August 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

For the period September 1, 2005 through December 31, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the total operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period January 1, 2006 through September 30, 2006, the Fund's Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to maintain the Fund's total operating expenses at 1.49% and 1.56% of average daily net assets for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 65,636	$ —	$ 19,238
Class B	6,102	6,102	—
Class C	2,938	2,938	—
Class S	68,694	—	16,939
	$ 143,370	$ 9,040	$ 36,177

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$ 41,644	$ 3,842
Class C	46,334	4,167
	$ 87,978	$ 8,009

In addition, DWS-SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2006	Annual Effective Rate
Class A	$ 250,965	$ —	$ 74,505.18%
Class B	13,684	7,410	1,172.11%
Class C	15,271	4,229	1,837.18%
	$ 279,920	$ 11,639	$ 77,514

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006 aggregated $9,138.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares was $29,744 and $5, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,840, of which $6,600 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees.

D. Expense Reductions

For the year ended August 31, 2006, the Advisor agreed to reimburse the Fund $5,417, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the year ended August 31, 2006, the Fund's custodian and transfer agent fees were reduced by $274 and $9,315, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	334,640	$ 3,630,815	507,946	$ 5,599,067
Class B	49,700	539,522	50,532	557,882
Class C	58,525	637,793	125,301	1,381,532
Class S	8,335,650	89,848,638	1,024,484	11,300,444
		$ 94,656,768		$ 18,838,925
Shares issued to shareholders in reinvestments of distributions
Class A	380,405	$ 4,126,668	388,034	$ 4,282,002
Class B	11,821	128,442	14,826	163,842
Class C	14,739	159,834	12,234	134,953
Class S	472,088	5,119,190	462,631	5,102,432
		$ 9,534,134		$ 9,683,229
Shares redeemed
Class A	(1,716,790)	$ (18,621,630)	(1,731,081)	$ (19,096,318)
Class B	(220,801)	(2,399,144)	(258,357)	(2,854,197)
Class C	(53,684)	(582,973)	(28,404)	(312,122)
Class S	(3,099,888)	(33,520,146)	(1,793,542)	(19,773,434)
		$ (55,123,893)		$ (42,036,071)
Redemption fees		$ 118		$ 7
Net increase (decrease)
Class A	(1,001,745)	$ (10,864,029)	(835,101)	$ (9,215,242)
Class B	(159,280)	(1,731,180)	(192,999)	(2,132,473)
Class C	19,580	214,654	109,131	1,204,363
Class S	5,707,850	61,447,682	(306,427)	(3,370,558)
		$ 49,067,127		$ (13,513,910)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the DWS New York Tax-Free Income Fund (formerly Scudder New York Tax-Free Income Fund) (the "Fund"), one of the series of the DWS State Tax-Free Income Series (formerly Scudder New York Tax-Free Income Series) (the "Trust"), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the DWS New York Tax-Free Income Fund, a series of the DWS State Tax-Free Income Series, at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 10, 2006

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

The Fund paid distributions of $.02 per share from net long-term capital gains during its year ended August 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $465,000 as capital gain dividends for its year ended August 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006) The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KNTAX	KNTBX	KNTCX
CUSIP Number	23337H-504	23337H-603	23337H-702
Fund Number	26	226	326
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SNWYX
Fund Number	2326

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, August 31, 2006, New York Tax-Free Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS NEW YORK TAX FREE INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended August 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$44,478	$0	$6,027	$0
2005	$43,489	$0	$5,930	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$182,000	$316,254	$0
2005	$452,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$6,027	$316,254	$510,763	$833,044
2005	$5,930	$70,570	$31,890	$108,390

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2006